UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
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Exchange Act of 1934 (Amendment No.       )
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INTERWOVEN, INC.
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Filed by Interwoven, Inc. Pursuant to Rule 14a-12
Under the Securities Exchange Act of 1934
Subject Company: Interwoven, Inc.
Commission File No.: 000-27389
The following are letters sent on January 21, 2009 to Interwoven, Inc.’s customers from Joseph L. Cowan, Chief Executive Officer of Interwoven, and a series of frequently asked questions and answers (FAQ) for Interwoven’s customers relating to the proposed acquisition of Interwoven by Autonomy Corporation plc. The letters were sent via electronic mail and the FAQ is posted on Interwoven’s web site.
Dear Interwoven Customer,
We have exciting news to share with you. Today, Interwoven entered into a definitive agreement to be acquired by Autonomy, the clear leader in enterprise search and the front runner in Meaning-Based Computing. The combined company will have more than 2,000 employees and 20,000 customers. Mutual customers include Bank of America, Bayer, Deutsche Bank, DLA Piper, Shell, Tesco, and White & Case. Following the close, Interwoven will become a wholly-owned subsidiary of Autonomy.
This acquisition brings together two quality, high performing software companies who share a vision to fundamentally change the way organizations discover, analyze and manage information. Interwoven’s Web Solutions optimize how customers interact with your company through its online presence. Autonomy’s technology will enable you to further automate those interactions by understanding the meaning of the content and intentions of the customer.
Let me share with you some information about Autonomy and the benefits this powerful combination brings you.
Who is Autonomy?
Autonomy is a publicly-listed company with a $3B market capitalization with dual headquarters in Cambridge, UK and San Francisco, California. Autonomy is known for its unique ability to understand the meaning of all types of information, including web pages, web chat, customer e-mails, audio, video, social networks, blogs and wikis.
Autonomy is a top performing global software company with a sterling reputation for growth and profitability. Additionally, Autonomy has a world-class reputation for innovation and expenditure in R&D. Autonomy is a very strong company committed to its customers and the future of Meaning-Based Computing.
All of Autonomy’s products are powered by IDOL, the Intelligent Data Operating Layer, an information infrastructure that global 2000 companies standardize on to search and process over 1,000 data types, while connecting to more than 400 different repositories. IDOL has over 500 functions that can be applied to web information and interactions including: implicit profiling, parametric search, automatic query guidance, alerting, and sentiment analysis.
How this acquisition will serve you
Let me share some advantages you will enjoy as a customer of the combined companies. As more and more companies adopt Web-centric business models, the Web has become the central avenue for customer interactions. With this acquisition, Interwoven’s customers will be able to leverage the intelligence of Autonomy’s IDOL technology to extend Interwoven’s Web content and analysis capabilities across their websites, intranets and extranets.
Interwoven’s Web Solutions will be enhanced by IDOL’s ability to understand meaning. For example:
•	When combined with IDOL, Interwoven LiveSite will be able to leverage implicit profiles of Website visitors to further automate the delivery of dynamic content.

•	Through the combination of Interwoven Optimost and IDOL, Interwoven’s customers will be able to optimize multiple forms of customer touch-points, including email, web chat sessions, and telephone conversations.

•	A broader set of information asset types will be supported by IDOL in Interwoven TeamSite’s high-performance repository, including rich multi-media.

•	Customer-generated information, created outside of the organization and available through social media, can be understood and managed in real-time with advanced capabilities including sentiment analysis.
Your existing investments in Interwoven’s products are protected, and the value of your investment can be greatly enhanced by this acquisition.
Next Steps
We expect to close this transaction by Q2 2009. Prior to closing, our two companies are required to operate as separate entities. Your primary points of contact in sales and customer support will remain the same.
For now, it’s business as usual. But if you have any questions, please contact your Interwoven account manager, customer support representative, or click here for more information. We will continue to provide you with the world-class software, support and services that you’ve come to expect from Interwoven to help you meet your objectives.
Thank you in advance for your continued use of Interwoven’s products.
Sincerely yours,
Joe Cowan
Chief Executive Officer
Interwoven
Cautionary Statement Regarding Forward-Looking Statements
This letter includes forward-looking statements, based on current expectations, that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those referred to in the letter. Such factors include, but are not limited to, the risk that the transaction is not consummated or is not consummated within the expected timeframe. For information regarding other related risks, see discussion of risks and other factors in Interwoven’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and Current Reports on Forms 8-K, which are on file with the Securities and Exchange Commission and available through www.sec.gov.
Additional Information About the Proposed Transaction and Where You Can Find It
In connection with the proposed transaction, Interwoven intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS OF INTERWOVEN ARE URGED TO READ THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND THE OTHER RELEVANT MATERIALS FILED BY INTERWOVEN WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED

TRANSACTION. The proxy statement and the other relevant materials, when available, and any other documents filed by Interwoven with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Interwoven may obtain free copies of the documents filed with the SEC by contacting Interwoven Investor Relations at (408) 953-7284 or Interwoven, Inc., 160 E. Tasman Drive, San Jose, California 95134. You may also read and copy any reports, statements and other information filed by Interwoven with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
Interwoven and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Interwoven stockholders in favor of the proposed transaction. Certain executive officers and directors of Interwoven have interests in the transaction that may differ from the interests of stockholders generally, including without limitation acceleration of vesting of stock options and restricted stock units, benefits conferred under severance and change in control arrangements, and continuation of director and officer insurance and indemnification. These interests will be described in the proxy statement when it becomes available.
Dear Interwoven PSIS Customer,
We have exciting news to share with you. Today, Interwoven entered into a definitive agreement to be acquired by Autonomy, the clear leader in enterprise search and end-to-end eDiscovery, and the front runner in Meaning-Based Computing. The combined company will have more than 2,000 employees, 20,000 customers, including more than 1,300 law firms. Mutual customers include Bank of America, Bayer, Deutsche Bank, DLA Piper, Shell, Tesco, and White & Case. Following the close, Interwoven will become a wholly-owned subsidiary of Autonomy.
This acquisition brings together two quality, high performing software companies who share a vision to fundamentally change the way organizations discover, analyze and manage electronically stored information (ESI). Interwoven, the de facto standard in legal document management, provides a strong link between law firm operations and Autonomy’s legal and regulatory usage in corporations. This combination creates a continuous chain through the entire information management and litigation process, streamlining the processes that occur between the law firm and its clients.
Let me share with you some information about Autonomy and the benefits this powerful combination brings you.
Who is Autonomy?
Autonomy is a publicly-listed company with $3B market capitalization with dual headquarters in Cambridge, UK and San Francisco, California. Autonomy is known for its unique ability to understand the meaning of all types of human-friendly information including emails, instant messages, electronic documents, audio and video. In addition to being the clear leader in enterprise search with double the share of its nearest competitor, Autonomy is also the fastest growing eDiscovery provider to corporations and large law firms. Autonomy offers end-to-end eDiscovery software and a hosted processing business, extending the capacity of Discovery Mining. In fact, Autonomy has five secure data centers with more than 6,000 servers, managing over seven petabytes of data for litigation, investigations and regulatory compliance.
Autonomy is a top performing global software company with a sterling reputation for growth and profitability. Additionally, Autonomy has a world-class reputation for innovation and expenditure in R&D. Autonomy is a very strong company committed to its customers and the future of Meaning-Based Computing.
All of Autonomy’s products are powered by IDOL, the Intelligent Data Operating Layer, an information infrastructure that global 2000 companies standardize on to search and process over 1,000 data types, while connecting to more than 400 different repositories. eDiscovery applications that are powered by IDOL, include archiving, records management, compliance, early case assessment, legal hold notifications and collections, EDD processing, review and production.
How this acquisition will serve you
Let me share some advantages you will enjoy as a customer of the combined companies. The surge in litigation and regulation resulting from the introduction of changes to the Federal Rules of Civil Procedure and many recent regulatory changes has heightened the need to capture and understand all forms of ESI. As a Interwoven customer, you will have access to the world’s leading pan-enterprise search platform from Autonomy, enabling you to process any format of information, including audio, in any language and file type. With all known methods of search supported, including advanced keyword and conceptual, you will be able to more quickly identify and cull data relevant to a case or investigation.
As the most complete EDRM provider starting with information governance through legal hold, EDD review and production, you will have a one-stop shop for your eDiscovery needs. Your existing investments in Interwoven’s products are protected and the value of your investment can be greatly enhanced with this acquisition.
What’s next?
We expect to close this transaction by Q2 2009. Prior to closing, our two companies are required to operate as separate entities. Your primary points of contact in sales and customer support will remain the same.
For now, it’s business as usual. But if you have any questions, please contact your Interwoven account manager, customer support representative, or click here for more information. We will continue to provide you with the world-class software, support and services that you’ve come to expect from Interwoven to help you meet your objectives. And we look forward to continuing to work with you to meet your goals and to help you tap into the broader resources now available to help you succeed.
Thank you in advance for your continued use of Interwoven’s products and services.
Sincerely yours,
Joe Cowan
Chief Executive Officer
Interwoven
Cautionary Statement Regarding Forward-Looking Statements
This letter includes forward-looking statements, based on current expectations, that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those referred to in the letter. Such factors include, but are not limited to, the risk that the transaction is not consummated or is not consummated within the expected timeframe. For information regarding other related risks, see discussion of risks and other factors in Interwoven’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and Current Reports on Forms 8-K, which are on file with the Securities and Exchange Commission and available through www.sec.gov.
Additional Information About the Proposed Transaction and Where You Can Find It
In connection with the proposed transaction, Interwoven intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS OF INTERWOVEN ARE URGED TO READ THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND THE OTHER RELEVANT MATERIALS FILED BY INTERWOVEN

WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and the other relevant materials, when available, and any other documents filed by Interwoven with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Interwoven may obtain free copies of the documents filed with the SEC by contacting Interwoven Investor Relations at (408) 953-7284 or Interwoven, Inc., 160 E. Tasman Drive, San Jose, California 95134. You may also read and copy any reports, statements and other information filed by Interwoven with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
Interwoven and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Interwoven stockholders in favor of the proposed transaction. Certain executive officers and directors of Interwoven have interests in the transaction that may differ from the interests of stockholders generally, including without limitation acceleration of vesting of stock options and restricted stock units, benefits conferred under severance and change in control arrangements, and continuation of director and officer insurance and indemnification. These interests will be described in the proxy statement when it becomes available.

CUSTOMER FAQ
Who is Autonomy?
Autonomy is the front runner in Meaning-Based Computing, the clear leader in enterprise search, and the fastest growing eDiscovery software and service provider. A publicly-listed company with a $3 billion market capitalization, Autonomy maintains dual headquarters in Cambridge, United Kingdom and San Francisco, California with offices around the globe.
Who are Autonomy’s customers?
Autonomy’s clients represent the top end of the market across all sectors including: financial services (JP Morgan, Citi, Deutsche Bank, Lloyds TSB), legal (Clifford Chance, Deloitte, Huron), technology (McAfee, Symantec, Xerox), and intelligence/defense (BAE Systems, multiple US intelligence agencies, US DEA, and the European Commission).
Why is Interwoven combining with Autonomy?
Interwoven’s products are focused on managing the interactions of people with information. Autonomy’s products provide a deeper understanding of information and the interactions people have with it. Together, Interwoven and Autonomy will redefine how global 2000 companies, professional services firms and governments will discover, analyze, and manage information. The combined company will have more than 20,000 customers, 2,000 employees, global reach and significant financial resources.
Will Autonomy continue to invest in Interwoven’s products?
Absolutely! Autonomy is committed to the on-going development and support of Interwoven’s products. In fact, our development team is already familiar with Autonomy’s technology as we use Autonomy’s technology in selected Interwoven products. As a result of the combination, we believe Interwoven customers will find the value of their Interwoven product investments greatly enhanced.
What can you tell me about Autonomy’s products?
Autonomy has a world-class reputation for innovation and expenditure in research and development, with over 130 patents. All of Autonomy’s products are powered by IDOL, the Intelligent Data Operating Layer, an information infrastructure that global 2000 companies standardize on to search and process over 1,000 data types while connecting to more than 400 different repositories.
My company uses Interwoven’s solutions to maximize our online business performance. How does this acquisition benefit us?
As more and more companies adopt Web-centric business models, the Web has become the central avenue for customer interactions. As a result of this combination, Interwoven’s Web Solutions customers will be able to leverage the intelligence of Autonomy’s IDOL technology to extent Interwoven’s Web content and analysis capabilities across websites, intranets and extranets.
My law firm uses Interwoven’s solutions to organize, find and govern information. How does this acquisition benefit us?
The surge in litigation and regulation resulting from the introduction of changes to the Federal Rules of Civil Procedure and many recent regulatory changes has heightened the need to capture and understand all forms of electronically stored information. As an Interwoven customer, you will have access to the world’s leading pan-enterprise search platform from Autonomy, enabling you to process any format of information, including audio, in any language and file type. With all known methods of search supported, including advanced keyword and conceptual, you will be able to more quickly identify and cull data relevant to a case or investigation.
We just became an Interwoven customer through Interwoven’s acquisition of Discovery Mining. What does this mean for the Discovery Mining service?
Autonomy is the fastest growing eDiscovery provider to corporations and large law firms. Autonomy offers end-to-end eDiscovery software and a hosted processing business, extending the capacity of Discovery Mining. In fact, Autonomy has five secure data centers with more than 6,000 servers, managing over seven petabytes of data for litigation, investigations and regulatory compliance. As the most complete EDRM provider starting with information governance through legal hold, EDD review and production, you will have a one-stop shop for your eDiscovery needs.
What happens next?
For now, it’s business as usual. We’ll continue to provide you with the world-class software, support and services that you’ve come to expect from Interwoven. We expect to close this transaction by the second quarter of 2009, and until then our two companies are required to operate as separate entities.
Who do I contact for more information?
We’ll continue to add information to interwoven.com, and you can always contact your Interwoven representative.
Cautionary Statement Regarding Forward-Looking Statements
This FAQ includes forward-looking statements, based on current expectations, that are subject to risks, uncertainties and other factors that could cause actual results to differ materially from those referred to in the letter. Such factors include, but are not limited to, the risk that the transaction is not consummated or is not consummated within the expected timeframe. For information regarding other related risks, see discussion of risks and other factors in Interwoven’s most recent Annual Report on Form 10-K, subsequent Quarterly Reports on Form 10-Q and Current Reports on Forms 8-K, which are on file with the Securities and Exchange Commission and available through www.sec.gov.
Additional Information About the Proposed Transaction and Where You Can Find It
In connection with the proposed transaction, Interwoven intends to file a proxy statement and other relevant materials with the Securities and Exchange Commission (“SEC”). BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE PROPOSED TRANSACTION, STOCKHOLDERS OF INTERWOVEN ARE URGED TO READ THE PROXY STATEMENT, WHEN IT BECOMES AVAILABLE, AND THE OTHER RELEVANT MATERIALS FILED BY INTERWOVEN WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. The proxy statement and the other relevant materials, when available, and any other documents filed by Interwoven with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Interwoven may obtain free copies of the documents filed with the SEC by contacting Interwoven Investor Relations at (408) 953-7284 or Interwoven, Inc., 160 E. Tasman Drive, San Jose, California 95134. You may also read and copy any reports, statements and other information filed by Interwoven with the SEC at the SEC public reference room at 100 F Street, N.E. Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.
Interwoven and its executive officers and directors may be deemed to be participants in the solicitation of proxies from Interwoven stockholders in favor of the proposed transaction. Certain executive officers and directors of Interwoven have interests in the transaction that may differ from the interests of stockholders generally, including without limitation acceleration of vesting of stock options and restricted stock units, benefits conferred under severance and change in control arrangements, and continuation of director and officer insurance and indemnification. These interests will be described in the proxy statement when it becomes available.